TERMINATION AND SETTLEMENT AGREEMENT

THIS AGREEMENT effective the 14th day of October, 2014.

AMONG:

ENERTOPIA CORP. of 950-1130 West Pender Street, Vancouver, BC V6E 4A4

(hereinafter called the “Company”)

     OF THE FIRST PART

AND:

0786521 BC Ltd. (formerly known as World of Marihuana Productions Ltd.), a British Columbia corporation having its registered address at #1 – 2838 Garden Street, Abbotsford, BC V2T 4W7

(hereinafter called “WOM”)

     OF THE SECOND PART

AND:

MATHEW T. CHADWICK of 22308 Dewdney Trunk Road, Maple Ridge, BC V2X 3J1

(hereinafter called “Chadwick”)

OF THE THIRD PART

WHEREAS:

A.          Enertopia entered into a Letter of Intent dated for reference November 1, 2013 for the acquisition of 51% of the shares of WOM (the “LOI”) from WOM;

B.          Enertopia entered into an Agreement dated January 16, 2014 with WOM (the “Joint Venture Agreement”) which replaced and superseded the LOI, under the terms of which Enertopia and WOM agreed to establish a Joint Venture (the “Joint Venture”);

C.          Under the terms of the LOI and the Joint Venture Agreement, Enertopia issued 16,000,000 shares of its common stock to 0984329 B.C. Ltd. as directed by WOM and advanced a total of USD$375,000 to WOM;

D.          Enertopia entered into an Agreement dated effective March 10, 2014 with Chadwick (the “Services Agreement”);

E.          Chadwick was appointed as a director and as Senior Vice President of Marijuana Operations of Enertopia on March 10, 2014; and

F.          Enertopia wishes to terminate all relationships with WOM and Chadwick and WOM and Chadwick wish to terminate all relationships with Enertopia,

NOW THEREFORE IN CONSIDERATION OF THE FOREGOING, AND OF THE COVENANTS HEREINAFTER PROVIDED, THE PARTIES HAVE AGREED AND DO HEREBY AGREE AS FOLLOWS:

1.          WOM agrees to cause 0984329 B.C. Ltd. (“098”) to return to Enertopia, for cancellation, a total of 15,127,287 shares of Enertopia’s common stock registered in its name, as more particularly set out in Schedule “A” hereto to be delivered with the certificates representing the Shares at Closing.

2.          Chadwick agrees to terminate the Services Agreement and acknowledges that no further funds are payable to Chadwick thereunder.

3.          For the consideration set out in Paragraphs 1 and 2, Enertopia agrees to relinquish its interest in the Joint Venture and does hereby transfer its 31% interest in the Joint Venture to WOM including, without limiting the generality of the foregoing, any interest in assets of the Joint Venture, rights to receive payments of any nature, including income, of the Joint Venture and rights, if any, to be repaid any funds advanced to the Joint Venture.

4.          Enertopia and WOM acknowledge that upon Closing of this Agreement, all obligations of either party under the Joint Venture Agreement shall terminate.

5.          Enertopia and Chadwick agree that upon Closing of this Agreement, all obligations of either party under the Services Agreement shall terminate.

6.          Chadwick agrees to deliver to Enertopia at Closing his resignation as a director and Senior Vice President of Marijuana Operations of Enertopia in the form attached as Schedule “B” hereto.

7.          Enertopia agrees to provide to WOM and Chadwick at Closing a release in the form attached as Schedule “C” hereto.

8. WOM and Chadwick agree to provide to Enertopia at Closing a release in the form attached as Schedule “D” hereto.

9.          Enertopia will provide to Chadwick and WOM at Closing a copy of a resolution of the Directors of Enertopia in the form attached as Schedule “E” hereto.

10.        WOM will provide to Enertopia at Closing a resolution of the sole director of WOM in the form attached as Schedule “F” hereto.

11.        Closing shall take place concurrent with the execution of this Agreement by all of the parties hereto and shall be completed through an exchange of documents between the parties’ respective legal counsel.

12.        This Agreement and the schedules attached hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

13.        This Agreement shall be governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

14.        This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

15.        This Agreement may be executed by delivery of executed signature pages by fax or e-mail and such fax or e-mail execution will be effective for all purposes provided that the signatories will promptly provide originals to the other signatories.

16.        The schedules and exhibits are attached to this Agreement and incorporated herein.

17.        The parties agree to execute such other documents and take such steps as may be necessary to give effect to this Agreement.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.

THE COMPANY:

ENERTOPIA CORP.
by its authorized signatory:

____________________________________________
Name:
Title:

WOM:

0786521 BC LTD.
by its authorized signatory:

____________________________________________
Name:
Title:

CHADWICK:

Signed, sealed and delivered by	)
MATHEW T. CHADWICK in the presence of:	)
)
)
)
Signature of Witness	)	MATHEW T. CHADWICK
)
Name of Witness	)
)
Address of Witness	)
)

SCHEDULE “A”

TO:      ENERTOPIA CORP.

The undersigned, 0984329 B.C. LTD. for good and valuable consideration, the receipt of which is hereby acknowledged, does hereby transfer to ENERTOPIA CORP. for cancellation 15,127,287 Shares of

ENERTOPIA CORP.

As Witness my hand the                           day of________________________________ , 2014.

0984329 B.C. LTD.

Signature of Authorized Signatory

Name and Title

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POWER OF ATTORNEY TO TRANSFER BONDS OR SHARES

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

(Name of transferee)

of
(Address)

15,127,287 shares of common stock – par value $0.001
(Description of Security - include number and class of Shares or amount (par value), rate and maturity of Bonds)

standing in the name of the undersigned on the books of the said

ENERTOPIA CORP.
(Government, Municipality, Corporation, etc.)

represented by certificate(s) No(s)

and hereby irrevocably constitutes and appoints

the attorney of the undersigned to transfer the said certificate(s) on the books of the said

ENERTOPIA CORP.
(Government, Municipality, Corporation, etc.)

with full power of substitution in the premises.

Dated at                                               this                  day of                                              , 2014.

0984329 B.C. LTD.
by its authorized signatory:

Signature of transferor guaranteed by:

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SCHEDULE “B”

RESIGNATION

TO:	ENERTOPIA CORP. (the “Company”)

FROM:	MATHEW T. CHADWICK

I, MATHEW T. CHADWICK, hereby resign in all my capacities in the Company including Senior Vice President of Marijuana Operations and Director of the Company. I acknowledge to the Company that my resignation is not due to, and has not been caused by, in whole or in part, any disagreement with the Company related to the Company’s operations, policies or practices.

Dated effective October 14, 2014

____________________________________________
MATHEW T. CHADWICK

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SCHEDULE “C”

RELEASE

                   KNOW ALL MEN BY THESE PRESENTS that in consideration of the execution of a Termination and Settlement Agreement dated October 14, 2014 (the “Settlement Agreement”) among Enertopia Corp. (“Enertopia”), 0786521 BC Ltd. (formerly World of Marihuana Productions Ltd.) and Mathew T. Chadwick and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (hereinafter referred to as the “Releasor”) DOES HEREBY REMISE, RELEASE AND FOREVER DISCHARGE 0786521 BC Ltd. (formerly World of Marihuana Productions Ltd.), its officers, directors, employees and agents, 0984329 B.C. Ltd. and Mathew T. Chadwick (hereinafter collectively referred to as the “Releasees”) from all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, claims, demands and obligations whatsoever, at law or in equity and whether known or unknown, suspected or unsuspected, which the Releasor, has had or now has or may or shall have against the Releasees or any of them arising out of any fact, matter or thing to the date hereof, including, but not limited to:

                   a)        any claims the Releasor may have arising out of the Joint Venture Agreement dated January 16, 2014;

                   b)        any claim arising out of Mr. Chadwick’s serving as a director or officer of the Releasor,

it being further provided that nothing in this Release shall be construed as terminating any rights of indemnity that Mr. Chadwick may have under the corporate constitution of Enertopia or the laws of the State of Nevada in respect of his acting as a director or officer of Enertopia.

                   AND THE RELEASOR DOES HEREBY DECLARE that in making this Release and agreement it is understood and agreed that they rely wholly on their own judgment, belief and knowledge of the nature of this contract and have not been influenced to any extent whatsoever in making this Release by any representations or statements regarding the rights of the parties hereto made by the Releasees or any person or persons representing them other than those that are set out in the Settlement Agreement.

                   IT IS FURTHER UNDERSTOOD AND AGREED that this settlement is a compromise of doubtful and disputed claims and is not to be construed as an admission of liability on the part of the Releasor.

                   THE RELEASOR states it has carefully read the foregoing and knows the contents thereof and signs of its own free act.

                   AND IT IS UNDERSTOOD AND AGREED that the terms of this Release are contractual and not mere recitals.

                   IN WITNESS WHEREOF this Release has been signed, sealed and delivered by the Releasor this 14th day of October, 2014.

ENERTOPIA CORP.
by its authorized signatory:

____________________________________________
Name:
Title:

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SCHEDULE “D”

RELEASE

                   KNOW ALL MEN BY THESE PRESENTS that in consideration of the execution of a Termination and Settlement Agreement dated October 14, 2014 (the “Settlement Agreement”) among Enertopia Corp. (“Enertopia”), 0786521 BC Ltd. (formerly World of Marihuana Productions Ltd.) and Mathew T. Chadwick and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned (hereinafter collectively referred to as the “Releasors”) DO HEREBY REMISE, RELEASE AND FOREVER DISCHARGE Enertopia Corp. (hereinafter referred to as the “Releasee”) from all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, claims, demands and obligations whatsoever, at law or in equity and whether known or unknown, suspected or unsuspected, which the Releasors, have had or now have or may or shall have against the Releasee arising out of any fact, matter or thing to the date hereof, including, but not limited to any claims the Releasors may have against the Releasee arising out of the Joint Venture Agreement dated January 16, 2014 or the Services Agreement dated March 10, 2014.

                   AND THE RELEASORS DO HEREBY DECLARE that in making this Release and agreement it is understood and agreed that they rely wholly on their own judgment, belief and knowledge of the nature of this contract and have not been influenced to any extent whatsoever in making this Release by any representations or statements regarding the rights of the parties hereto made by the Releasee or any person or persons representing them other than those that are set out in the Settlement Agreement.

                   IT IS FURTHER UNDERSTOOD AND AGREED that this settlement is a compromise of doubtful and disputed claims and is not to be construed as an admission of liability on the part of the Releasors.

                   THE RELEASORS state they have carefully read the foregoing and know the contents thereof and sign of their own free act.

                   AND IT IS UNDERSTOOD AND AGREED that the terms of this Release are contractual and not mere recitals.

                   IN WITNESS WHEREOF this Release has been signed, sealed and delivered by the Releasors this 14th day of October, 2014.

0786521 BC LTD.
by its authorized signatory:

____________________________________________
Name:
Title:

Signed, sealed and delivered by	)
MATHEW T. CHADWICK in the presence of:	)
)
)
)
Signature of Witness	)	MATHEW T. CHADWICK
)
Name of Witness	)
)
Address of Witness	)
)

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SCHEDULE “E”

ENERTOPIA DIRECTORS RESOLUTIONS

WRITTEN CONSENT TO ACTION WITHOUT MEETING OF THE DIRECTORS OF
ENERTOPIA CORP.
A NEVADA CORPORATION

The undersigned, being all the duly appointed and acting members of the Board of Directors of Enertopia Corp., a Nevada corporation (the “Company”), do hereby consent to the adoption of, and do hereby adopt, the following resolutions with the same force and effect as if adopted at a meeting of the Board of Directors duly called and held, pursuant to Section 78.315(2) of the Nevada Revised Statutes and pursuant to the bylaws of the Company.

TERMINATION AND SETTLEMENT AGREEMENT

WHEREAS:

A.        The Company’s Board of Directors considers it in the bests interest of the Company to enter into a termination and settlement agreement dated effective October 14, 2014 among the Company, 0786521 B.C. Ltd. (formerly known as World of Marihuana Productions Ltd.) and Mathew T. Chadwick (the “Termination Agreement”);

B.        The Company’s Board of Directors considers it in the best interests of the Company to execute the Release (the “Release”) in the form attached as a schedule to the Termination Agreement;

C.        Pursuant to the terms of the Termination Agreement, 0984329 B.C. Ltd. agreed to cancel and return to treasury 15,127,287 shares of the Company’s common stock,

RESOLVED THAT:

1.        The entry into the Termination Agreement in the form reviewed by the Board of Directors and the transactions contemplated therein are hereby approved.

2.        The execution of the Release in the form attached as a schedule to the Termination Agreement is hereby approved.

3.        The Company accept the resignation of Mathew T. Chadwick as Senior Vice President of Marijuana Operations and as a Director of the Company.

4.        The Company direct its transfer agent to cancel and return to treasury the 15,127,287 shares represented by share certificate nos. OVA0101820, OVA0103066 and OVA0104288.

5.        Any one director or officer of the Company is hereby authorized to execute the Termination Agreement and the Release for and on behalf of the Company and any such other documents and to take such other actions as may be required to give effect to these resolutions.

6.        These resolutions may be signed by the directors in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date as set forth below.

The undersigned, being all the Directors of Enertopia Corp., have executed these resolutions by written consent as of the 14th day of October, 2014.

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ROBERT McALLISTER	JOHN THOMAS

DONALD FINDLAY

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SCHEDULE “F”

WOM DIRECTOR’S RESOLUTIONS

0786521 B.C. LTD.

DIRECTOR’S CONSENT RESOLUTIONS

The undersigned, being the sole director of 0786521 B.C. Ltd. (the “Company”), hereby consents to and adopts the following resolutions as of the 14th day of October, 2014.

ENERTOPIA TERMINATION AND SETTLEMENT AGREEMENT

WHEREAS:

A.        The Company’s Board of Directors considers it in the bests interest of the Company to enter into a termination and settlement agreement dated effective October 14, 2014 among Enertopia Corp., the Company and Mathew T. Chadwick (the “Termination Agreement”),

B.        The Company’s Board of Directors considers it in the best interests of the Company to execute the Release (the “Release”) in the form attached as a schedule to the Termination Agreement,

RESOLVED THAT:

1.	The entry into the Termination Agreement in the form reviewed by the Board of Directors and the transactions contemplated therein are hereby approved.

2.	The execution of the Release in the form attached as a schedule to the Termination Agreement is hereby approved.

3.

Any one director or officer of the Company is hereby authorized to execute the Termination Agreement and the Release for and on behalf of the Company and any such other documents and to take such other actions as may be required to give effect to these resolutions.

MATHEW T. CHADWICK

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